SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 11, 2003
                                                          --------------


                               SEA CONTAINERS LTD.
                               -------------------
             (Exact name of registrant as specified in its charter)

                                     Bermuda
                                     -------
                         (State or other jurisdiction of
                                 incorporation)

                 001-07560                              98-0038412
                 ---------                              ----------
         (Commission File Number)                    (I.R.S. Employer
                                                    Identification No.)

                                       41 CEDAR AVENUE
                                      P.O. BOX HM 1179
                                   HAMILTON HMEX, BERMUDA
                      (Address of principal executive offices) Zip Code

                                        441-295-2244
                                        ------------
                   (Registrant's telephone number, including area code)

                                       Not Applicable
                                       --------------
                (Former name or former address, if changed since last report)




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ITEM 5. Other Events

     On April 11, 14, 15 and 16, 2003, Mr. James B. Sherwood, President and director of Sea Containers Ltd., purchased in the open market a total of 30,500 Class A Common Shares of Sea Containers Ltd. for a total purchase price of $213,100.00 (not including broker's commission and service fees).








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




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       SEA CONTAINERS LTD.



                                       By:    /s/ E.S. Hetherington
                                            -------------------------------
                                            Name:  Edwin S. Hetherington
                                            Title: Vice President,
                                                   General Counsel and Secretary


Date:  April 25, 2003


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